Exhibit 10.2
CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

FIRST AMENDMENT TO
RESEARCH LICENSE AND COMMERCIAL OPTION AGREEMENT

This First Amendment (the “Amendment”) to the Agreement (as defined below), dated effective July 7, 2025 (the “Amendment Effective Date”), by and between MERCK SHARP & DOHME LLC, formerly Merck Sharp & Dohme Corp., a limited liability company organized and existing under the laws of Delaware, with its principal business office located at 126 East Lincoln Ave., PO. Box 2000, Rahway, NJ 07065, USA (“MSD”), INTERVET INTERNATIONAL B.V., a corporation organized and existing under the laws of the Netherlands with its principal business office located at Wim de Körverstraat 35, 5831AN (“Intervet” and, collectively with MSD, “Merck”) and ZYMEWORKS BC INC., formerly named Zymeworks Inc., a corporation organized and existing under the laws of British Columbia, having an address at 114 East 4th Avenue, Suite 800, Vancouver, BC, Canada V5T 1G4 (“Zymeworks”). Zymeworks and Merck are each referred to individually as a “Party” and together as the “Parties”.

BACKGROUND
A.Merck and Zymeworks entered into that certain Research License and Commercial Option Agreement dated effective as of July 8, 2020 (the “Agreement”).
B.The Parties now desire to amend the Agreement as set forth herein.
    NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows as of the Amendment Effective Date:
AGREEMENT
1.Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.
2.Payment. In consideration of Zymeworks’ granting the amendment to the Agreement set forth herein, Merck shall pay to Zymeworks a one-time payment of […***…] within […***…] days following the receipt of an invoice from Zymeworks for such amount.
3.Research Term. Section 1.52 of the Agreement is hereby deleted in its entirety and replaced with the following:
“1.52    “Research Term” shall mean a period of […***…] years ending on the […***…] anniversary of the Effective Date.”

4.Payment Exchange Rate. Section 7.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

7.3    Payment Exchange Rate. All payments to be made by MSD or Intervet to Zymeworks under this Agreement shall be made in United States dollars and may be paid at MSD or Intervet’s discretion by ACH funds transfer, check made payable to the order of Zymeworks, or bank wire transfer in immediately available funds, to such bank account in the United States as may be designated in writing by Zymeworks from time to time. In the case of sales outside the United States, the rate of exchange to be used in computing the monthly amount of currency equivalent in United States dollars due Zymeworks shall be made at the monthly rate of exchange […***…].
5.No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.
6.Miscellaneous. This Amendment, together with the Agreement, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter. This Amendment may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws or renvoi.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

ZYMEWORKS BC INC.

By: /s/ Daniel Dex
Name:     Daniel Dex
Title: General Counsel

MERCK SHARP & DOHME LLC

By: /s/ Sunil A. Patel
Name: Sunil A. Patel
Title: SVP, Business Development & Licensing_

INTERVET INTERNATIONAL B.V.

By: /s/ M. Deinum
Name: M. Deinum
Title: Director